Exhibit 21
                                                                      ----------

                           Subsidiaries of the Company


     The Company owns all of the stock of the following corporations:


                                              State or Other Jurisdiction
     Name                                   of Incorporation or Organization
     ----                                   --------------------------------
Pierce Manufacturing Inc.                             Wisconsin
McNeilus Companies, Inc.                              Minnesota
Summit Performance Systems, Inc.                      Wisconsin
Kewaunee Fabrications, L.L.C.                         Wisconsin


     Pierce   Manufacturing  Inc.  owns  all  of  the  stock  of  the  following corporations:

                                              State or Other Jurisdiction
     Name                                   of Incorporation or Organization
     ----                                   --------------------------------
Dover Technologies Inc.                               Wisconsin
Pierce Manufacturing International Inc.               Barbados
Pierce Western Region Refurbishment Center, Inc.      California


     McNeilus   Companies,   Inc.  owns  all  of  the  stock  of  the  following
corporations:

                                              State or Other Jurisdiction
     Name                                   of Incorporation or Organization
     ----                                   --------------------------------
McNeilus Truck & Manufacturing, Inc.                  Minnesota
Iowa Contract Fabricators, Inc.                         Iowa
McIntire Fabricators, Inc.                              Iowa
Kensett Fabricators, Inc.                               Iowa
McNeilus Financial Services, Inc.                     Minnesota

     McNeilus Truck & Manufacturing, Inc. owns all of the stock of McNeilus Financial, Inc., a Texas corporation.

     McNeilus Financial Services, Inc. owns all of the stock of Oshkosh/McNeilus Financial Services, Inc., a Minnesota corporation.